UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2007 (June 20, 2007)
NOVINT TECHNOLOGIES, INC.
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-51783 (Commission File Number)	85-0461778 (IRS Employer Identification Number)
4109 Bryan Avenue, NW
Albuquerque, New Mexico 87114
(Address of principal executive offices)
Registrant’s telephone number, including area code: (866) 298-4420
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01	Other Events.
     On June 20, 2007, Novint Technologies, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware after stockholders approved a proposal to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 150,000,000 and to cancel the authorized shares of the Company’s Series A Preferred Stock at a Special Meeting of Stockholders held on June 19, 2007.
     A copy of the filed Amendment is attached as Exhibit 3.1 to this report.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Item
3.1	Amended and Restated Certificate of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NOVINT TECHNOLOGIES, INC.

By:	/s/ Tom Anderson
Tom Anderson,
Chief Executive Officer and President
Dated: June 21, 2007